OPPENHEIMER LARGE CAP GROWTH FUND
                         Supplement dated June 18, 1999
                  to the Prospectus dated December 17, 1998

The Prospectus is changed as follows:

      The paragraph captioned "Portfolio Manager" on page 13 is deleted and replaced with the following:

     |_| Portfolio Manager. The Portfolio Manager of the Fund is Bruce Bartlett, who is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bartlett is a Vice President of the Fund and a Senior Vice President of the Manager, and is an officer and portfolio manager of other Oppenheimer funds. Mr. Bartlett became the Fund's portfolio manager on June 18, 1999. Prior to joining the Manager in April, 1995, Mr. Bartlett was a Vice President and Senior Portfolio Manager with First of America Investment Corporation.

June 18, 1999                                                 PS0775.002


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                        OPPENHEIMER LARGE CAP GROWTH FUND

                      Supplement dated June 18, 1999 to the
                  Statement of Additional Information dated
                   December 17, 1998, revised June 5, 1999

The Statement of Additional Information is changed as follows:

The biography of Robert C. Doll, Jr. on page 13 is deleted and replaced with the following:

      Bruce Bartlett, Vice President and Portfolio Manager, Age: 48 Two World Trade Center, 34th Floor, New York, NY 10048-0203 Vice President of the Manager (since January, 1999); an officer of other Oppenheimer funds; formerly a Vice President and Senior Portfolio Manager of First of America Investment Corporation.

June 18, 1999                                                       PX0775.002